Exhibit 99.1

Jabil Posts Third Quarter Results
Raises Fiscal 2026 Outlook
ST. PETERSBURG, Fla. – June 17, 2026 – Today, Jabil Inc. (NYSE: JBL), reported preliminary, unaudited financial results for its third quarter of fiscal year 2026.
Third Quarter of Fiscal Year 2026 Highlights:

•Net revenue: $8.8 billion
•U.S. GAAP operating income: $445 million
•U.S. GAAP diluted earnings per share: $2.59
•Core operating income (Non-GAAP): $504 million
•Core diluted earnings per share (Non-GAAP): $3.16
“Jabil delivered a very strong third quarter, with results ahead of our expectations across revenue, core operating margin, core EPS, and free cash flow,” said CEO Mike Dastoor. “AI infrastructure demand remains extremely strong, and our full-year AI-related revenue outlook is now meaningfully higher. At the same time, we continued to see better-than-expected performance in areas of the portfolio that had previously been under pressure, particularly in Automotive and Connected Living.”
“Our diversified model continues to work, allowing us to support strong growth while also driving higher margins and strong free cash flow,” Dastoor added. “We are raising our fiscal 2026 outlook for revenue, core operating margins, core EPS and free cash flow, and we feel very good about the setup for fiscal 2027. We remain focused on profitable growth, capital efficiency, and delivering long-term value for our shareholders.”
Fourth Quarter of Fiscal Year 2026 Outlook:

•Net revenue	$9.2 billion to $10.0 billion
•U.S. GAAP operating income	$526 million to $586 million
•U.S. GAAP diluted earnings per share	$3.24 to $3.64 per diluted share
•Core operating income (Non-GAAP)(1)	$589 million to $649 million
•Core diluted earnings per share (Non-GAAP)(1)	$3.80 to $4.20 per diluted share

(1)Core operating income and core diluted earnings per share exclude anticipated adjustments of $24 million for amortization of intangibles (or $0.20 per diluted share) and $25 million for stock-based compensation expense and related charges (or $0.23 per diluted share) and $14 million (or $0.13 per diluted share) for restructuring, severance and related charges.
Fiscal Year 2026 Outlook:

•Net revenue	$35 billion
•Core operating margin (Non-GAAP)	5.8%
•Core diluted earnings per share (Non-GAAP)	$12.70 per diluted share
•Adjusted free cash flow (Non-GAAP)	$1.4+ billion

(Definitions: “U.S. GAAP” means U.S. generally accepted accounting principles. Jabil defines core operating income as U.S. GAAP operating income less amortization of intangibles, stock-based compensation expense and related charges, restructuring, severance and related charges, distressed customer charges, loss on disposal of subsidiaries, settlement of receivables and related charges, impairment of notes receivable and related charges, goodwill impairment charges, business interruption and impairment charges, net, (gain) loss from the divestiture of businesses, acquisition and divestiture related charges, plus other components of net periodic benefit cost. Jabil defines core earnings as core operating income, less loss on debt extinguishment, loss (gain) on securities, other components of net periodic benefit cost, income (loss) from discontinued operations, gain (loss) on sale of discontinued operations and certain other expenses, net of tax and certain deferred tax valuation allowance charges. Jabil defines core diluted earnings per share as core earnings divided by the weighted average number of outstanding diluted shares as determined under U.S. GAAP. Jabil defines adjusted free cash flow as net cash provided by (used in) operating activities less net capital expenditures (acquisition of property, plant and equipment less proceeds and advances from sale of property, plant and equipment). Jabil reports core operating income, core earnings, core diluted earnings per share and adjusted free cash flow to provide investors an additional method for assessing operating income, earnings, diluted earnings per share and free cash flow from what it believes are its core manufacturing operations. See the accompanying reconciliation of Jabil’s core operating income to its U.S. GAAP operating income, its calculation of core earnings and core diluted earnings per share to its U.S. GAAP net income and U.S. GAAP earnings per share and additional information in the supplemental information.)
Forward Looking Statements: This release contains forward-looking statements, including those regarding our anticipated financial results for our third quarter of fiscal year 2026 and our guidance for future financial performance in our fourth quarter of fiscal year 2026 (including, net revenue, U.S. GAAP operating income, U.S. GAAP diluted earnings per share, core operating income (Non-GAAP), core diluted earnings per share (Non-GAAP) results and the components thereof, including but not limited to amortization of intangibles, stock-based compensation expense and related charges and restructuring, severance and related charges); our full year 2026 (including net revenue, core operating margin (Non-GAAP), core diluted earnings per share (Non-GAAP), the components thereof and adjusted free cash flow (Non-GAAP)); our outlook for AI related revenue and our expectations for fiscal year 2027. The statements in this release are based on current expectations, forecasts and assumptions involving risks and uncertainties that could cause actual outcomes and results to differ materially from our current expectations. Such factors include, but are not limited to: our determination as we finalize our financial results for our third quarter of fiscal year 2026 that our financial results and conditions differ from our current preliminary unaudited numbers set forth herein; scheduling production, managing growth and capital expenditures and maximizing the efficiency of our manufacturing capacity effectively; managing rapid declines or increases in customer demand and other related customer challenges that may occur; our dependence on a limited number of customers; our ability to purchase components efficiently and reliance on a limited number of suppliers for critical components; risks arising from relationships with emerging companies; changes in technology and competition in our industry; our ability to introduce new business models or programs requiring implementation of new competencies; competition; transportation issues; our ability to maintain our engineering, technological and manufacturing expertise; retaining key personnel; risks associated with international sales and operations, including geopolitical uncertainties; energy price increases or shortages; our ability to achieve expected profitability from acquisitions; risk arising from our restructuring activities; issues involving our information systems, including security issues; regulatory risks (including the expense of complying, or failing to comply, with applicable regulations; risk arising from design or manufacturing defects; risk arising from compliance, or failure to comply, with environmental, health and safety laws or regulations; risk arising from litigation; and intellectual property risk); financial risks (including customers or suppliers who become financially troubled; turmoil in financial markets; tax risks; credit rating risks; risks of exposure to debt; currency fluctuations; and asset impairment); changes in financial accounting standards or policies; risk of natural disaster, climate change or other global events; and risks arising from expectations relating to environmental, social and governance considerations. Additional factors that could cause such differences can be found in our Annual Report on Form 10-K for the fiscal year ended August 31, 2025 and our other filings with the Securities and Exchange Commission. We assume no obligation to update these forward-looking statements.
Supplemental Information Regarding Non-GAAP Financial Measures: Jabil provides supplemental, non-GAAP financial measures in this release to facilitate evaluation of Jabil’s core operating performance. These non-GAAP measures exclude certain amounts that are included in the most directly comparable U.S. GAAP measures, do not have standard meanings and may vary from the non-GAAP financial measures used by other companies. Management believes these “core” financial measures are useful measures that facilitate evaluation of the past and future performance of Jabil’s ongoing operations on a comparable basis.

Jabil reports core operating income, core earnings, core diluted earnings per share and adjusted free cash flows to provide investors an additional method for assessing operating income, earnings, earnings per share and free cash flow from what it believes are its core manufacturing operations. Among other uses, management uses non-GAAP financial measures to make operating decisions, assess business performance and as a factor in determining certain employee performance when determining incentive compensation.

The Company determines an annual normalized tax rate (“normalized core tax rate”) for the computation of the non-GAAP (core) income tax provision to provide better consistency across reporting periods. In estimating the normalized core tax rate annually, the Company utilizes a full-year financial projection of core earnings that considers the mix of earnings across tax jurisdictions, existing tax positions, and other significant tax matters. The Company may adjust the normalized core tax rate during the year for material impacts from new tax legislation or material changes to the Company’s operations.

Detailed definitions of certain of the core financial measures are included above under “Definitions” and a reconciliation of the disclosed core financial measures to the most directly comparable U.S. GAAP financial measures is included under the heading “Supplemental Data” at the end of this release.

Meeting and Replay Information: Jabil will hold a conference call today at 8:30 a.m. ET to discuss its earnings for the third quarter of fiscal year 2026. To access the live audio webcast and view the accompanying slide presentation, visit the Investor Relations section of Jabil’s website, located at https://investors.jabil.com. An archived replay of the webcast will also be available after completion of the call.

About Jabil: At Jabil (NYSE: JBL), we are proud to be a trusted partner for the world’s top brands, offering comprehensive engineering, supply chain, and manufacturing solutions. With 60 years of experience across industries and a vast network of over 100 sites worldwide, Jabil combines global reach with local expertise to deliver both scalable and customized solutions. Our commitment extends beyond business success as we strive to build sustainable processes that minimize environmental impact and foster vibrant and diverse communities around the globe. Discover more at www.jabil.com.

Investor Contact
Adam Berry
Senior Vice President, Investor Relations and Corporate Affairs
adam_berry@jabil.com

Media Contact
Timur Aydin
Senior Director, Enterprise Marketing and Communications
publicrelations@jabil.com

JABIL INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(in millions)

	May 31, 2026
	(unaudited)	August 31, 2025
ASSETS
Current assets:
Cash and cash equivalents	$1,360	$1,933
Accounts receivable, net	5,473	4,039
Contract assets	1,467	1,057
Inventories, net	5,933	4,681
Prepaid expenses and other current assets	3,925	2,010
Total current assets	18,158	13,720
Property, plant and equipment, net	2,899	2,847
Operating lease right-of-use assets	487	462
Goodwill and intangible assets, net	1,855	1,114
Deferred income taxes	156	141
Other assets	264	259
Total assets	$23,819	$18,543
LIABILITIES AND EQUITY
Current liabilities:
Current installments of notes payable and long-term debt	$499	$499
Accounts payable	11,908	7,937
Accrued expenses	6,006	5,185
Current operating lease liabilities	98	93
Total current liabilities	18,511	13,714
Notes payable and long-term debt, less current installments	2,879	2,386
Other liabilities	393	345
Non-current operating lease liabilities	416	388
Income tax liabilities	159	113
Deferred income taxes	134	80
Total liabilities	22,492	17,026
Commitments and contingencies
Equity:
Jabil Inc. stockholders’ equity:
Preferred stock	—	—
Common stock	—	—
Additional paid-in capital	3,192	3,047
Retained earnings	7,000	6,382
Accumulated other comprehensive loss	(20)	(17)
Treasury stock, at cost	(8,849)	(7,899)
Total Jabil Inc. stockholders’ equity	1,323	1,513
Noncontrolling interests	4	4
Total equity	1,327	1,517
Total liabilities and equity	$23,819	$18,543

JABIL INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in millions, except for per share data)
(Unaudited)

	Three months ended		Nine months ended
	May 31, 2026	May 31, 2025	May 31, 2026	May 31, 2025
Net revenue	$8,751	$7,828	$25,338	$21,550
Cost of revenue	7,923	7,147	23,022	19,687
Gross profit	828	681	2,316	1,863
Operating expenses:
Selling, general and administrative	340	274	1,013	835
Research and development	9	7	23	22
Amortization of intangibles	23	17	65	45
Restructuring, severance and related charges	7	16	88	144
Loss (gain) from the divestiture of businesses	1	(45)	1	(45)
Acquisition and divestiture related charges	3	9	24	17
Operating income	445	403	1,102	845
Loss on securities	—	46	—	46
Interest and other, net	79	67	216	186
Income before income tax	366	290	886	613
Income tax expense	91	68	243	174
Net income	275	222	643	439
Net loss attributable to noncontrolling interests, net of tax	—	—	(1)	—
Net income attributable to Jabil Inc.	$275	$222	$644	$439
Earnings per share attributable to the stockholders of Jabil Inc.:
Basic	$2.61	$2.05	$6.07	$3.98
Diluted	$2.59	$2.03	$6.01	$3.94
Weighted average shares outstanding:
Basic	105.3	108.0	106.1	110.2
Diluted	106.5	109.3	107.2	111.5

JABIL INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in millions)
(Unaudited)

	Nine months ended
	May 31, 2026	May 31, 2025
Cash flows provided by operating activities:
Net income	$643	$439
Depreciation, amortization, and other, net	645	622
Loss (gain) from the divestiture of businesses	1	(45)
Change in operating assets and liabilities, exclusive of net assets acquired	(20)	36
Net cash provided by operating activities	1,269	1,052
Cash flows used in investing activities:
Acquisition of property, plant and equipment	(382)	(299)
Proceeds and advances from sale of property, plant and equipment	104	60
Cash paid for business and intangible asset acquisitions, net of cash	(852)	(393)
Proceeds from the divestiture of businesses, net of cash	—	54
Other, net	(16)	—
Net cash used in investing activities	(1,146)	(578)
Cash flows used in financing activities:
Borrowings under debt agreements	2,144	1,604
Payments toward debt agreements	(1,884)	(1,720)
Payments to acquire treasury stock	(891)	(975)
Dividends paid to stockholders	(27)	(28)
Net proceeds from exercise of stock options and issuance of common stock under employee stock purchase plan	39	33
Treasury stock minimum tax withholding related to vesting of restricted stock	(66)	(41)
Other, net	(16)	(38)
Net cash used in financing activities	(701)	(1,165)
Effect of exchange rate changes on cash and cash equivalents	5	13
Net decrease in cash and cash equivalents	(573)	(678)
Cash and cash equivalents at beginning of period	1,933	2,201
Cash and cash equivalents at end of period	$1,360	$1,523

JABIL INC. AND SUBSIDIARIES
SUPPLEMENTAL DATA
RECONCILIATION OF U.S. GAAP FINANCIAL RESULTS TO NON-GAAP MEASURES
(in millions, except for per share data)
(Unaudited)

	Three months ended		Nine months ended
	May 31, 2026	May 31, 2025	May 31, 2026	May 31, 2025
Operating income (U.S. GAAP)	$445	$403	$1,102	$845
Amortization of intangibles	23	17	65	45
Stock-based compensation expense and related charges	25	19	115	84
Restructuring, severance and related charges(1)	7	16	88	144
Net periodic benefit (credit) cost	—	—	(1)	1
Business interruption and impairment charges, net(2)	—	1	—	10
Loss (gain) from the divestiture of businesses(3)	1	(45)	1	(45)
Acquisition and divestiture related charges(4)	3	9	24	17
Adjustments to operating income	59	17	292	256
Core operating income (Non-GAAP)	$504	$420	$1,394	$1,101
Net income attributable to Jabil Inc. (U.S. GAAP)	$275	$222	$644	$439
Adjustments to operating income	59	17	292	256
Loss on securities(5)	—	46	—	46
Net periodic benefit credit (cost)	—	—	1	(1)
Adjustments for taxes	2	(6)	(4)	(18)
Core earnings (Non-GAAP)	$336	$279	$933	$722
Diluted earnings per share (U.S. GAAP)	$2.59	$2.03	$6.01	$3.94
Diluted core earnings per share (Non-GAAP)	$3.16	$2.55	$8.70	$6.48
Diluted weighted average shares outstanding (U.S. GAAP and Non-GAAP)	106.5	109.3	107.2	111.5

(1)Charges recorded during the three months and nine months ended May 31, 2026, relate to targeted restructuring activities to optimize our cost structure and improve operational efficiencies. Charges recorded during the three months and nine months ended May 31, 2025, primarily related to the 2025 Restructuring Plan.
(2)Charges recorded during the nine months ended May 31, 2025, related primarily to costs associated with damage from Hurricanes Helene and Milton, which impacted our operations in St. Petersburg, Florida and Asheville and Hendersonville, North Carolina.
(3)Charges recorded during the three months and nine months ended May 31, 2025, related primarily to post-closing adjustments associated with the divestiture of the Mobility Business during fiscal year 2024.
(4)Charges recorded during the nine months ended May 31, 2026, include $8 million of gains on forward foreign exchange contracts in connection with the acquisition of Hanley Energy Group.
(5)Charges recorded during the three months and nine months ended May 31, 2025, related to an impairment of an investment in Preferred Stock.

JABIL INC. AND SUBSIDIARIES
SUPPLEMENTAL DATA
ADJUSTED FREE CASH FLOW
(in millions)
(Unaudited)

	Nine months ended
	May 31, 2026	May 31, 2025
Net cash provided by operating activities (U.S. GAAP)	$1,269	$1,052
Acquisition of property, plant and equipment (“PP&E”)	(382)	(299)
Proceeds and advances from sale of PP&E	104	60
Adjusted free cash flow (Non-GAAP)	$991	$813